NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Cap Growth Fund

Supplement dated September 12, 2019
to the Summary Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective October 1, 2019:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.31%	0.31%	0.16%
Total Annual Fund Operating Expenses	1.15%	1.40%	1.00%
Fee Waiver/Expense Reimbursement(1)	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.07%	1.32%	0.92%

(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.08% of the management fee to which the Adviser would otherwise be entitled until April 30, 2021. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

2.	The table under the heading “Example” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$109	$357	$625	$1,390
Class II Shares	134	435	758	1,673
Class Y Shares	94	310	545	1,217

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